EXHIBIT 4.1



                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the reference to our firm under the caption "Experts-Independent Auditors" and to the use of our report dated March 1, 2006 in the Amendment No. 1 to the Registration Statement (File No. 333-132047) and related Prospectus of Claymore Securities Defined Portfolios, Series 285.




                                                          /s/ Grant Thornton LLP
                                                          ----------------------
                                                              GRANT THORNTON LLP


Chicago, Illinois
March 1, 2006